                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15 OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


      Date of report (Date of earliest event reported): August 13, 1996
                               (August 8, 1996)

                          ESSEX PROPERTY TRUST, INC.
                         (Exact name of Registrant as
                             Specified in Charter)

                                   MARYLAND
                         (State or Other Jurisdiction
                               of Incorporation)

                                    1-13106
                           (Commission File Number)

                                  77-0369576
                       (IRS Employer Identification No.)


                             777 CALIFORNIA AVENUE
                              PALO ALTO, CA 94304
                                (415) 494-3700
         (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)
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Item 5.  Other Events

     In connection with the public offering (the "Offering") by Essex Property Trust, Inc., a Maryland corporation (the "Company") of 2,530,000 shares of the common stock of the Company (the "Common Stock") (including 330,000 shares of Common Stock to cover underwriter over-allotments), which Offering was priced on August 8, 1996, and is scheduled for completion on August 14, 1996, the Company has entered into the following agreements: (i) a Purchase Agreement dated as of August 8, 1996 (the "Purchase Agreement"), among the Company, Essex Portfolio, L.P., a California limited partnership, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Raymond James & Associates, Inc., and Sutro & Co. Incorporated (collectively, the "Lead Underwriters") as representatives of the several underwriters (the Lead Underwriters and such other underwriters, collectively, the "Underwriters") and (ii) a Pricing Agreement dated as of August 8, 1996 (the "Pricing Agreement"), among the Company and the Lead Underwriters, as representatives of the Underwriters. Pursuant to the Purchase Agreement, the Company has agreed to sell and the Underwriters have agreed to purchase the shares of Common Stock upon the terms and conditions set forth in the Purchase Agreement and the Pricing Agreement, which agreements are incorporated herein by reference. A copy of the Purchase Agreement is attached hereto as
Exhibit 1.1.  Pursuant to the Pricing Agreement, the Company and the
- -----------
Underwriters agreed that the price per share for each share of Common Stock subject to the Offering shall be $22.75 (of which $1.25 represents the Underwriting Discount), upon the terms and conditions set forth in the Pricing Agreement, which Pricing Agreement is incorporated herein by reference. A copy of the Pricing Agreement is attached hereto as Exhibit 1.2.
                                               -----------

     The foregoing description of the transactions contemplated by the Purchase Agreement and the Pricing Agreement does not purport to be complete and is qualified in its entirety by the exhibits which are attached hereto and incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  EXHIBIT                                DESCRIPTION
  -------                                -----------

    1.1 Purchase Agreement dated as of August 8, 1996, among Essex Property Trust, Inc., Essex Portfolio, L.P., Merrill Lynch & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Raymond James & Associates, Inc. and Sutro & Co. Incorporated, as representatives of the several underwriters.

    1.2 Pricing Agreement dated as of August 8, 1996, among Essex Property Trust, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Raymond James & Associates, Inc. and Sutro & Co. Incorporated, as representatives of the several underwriters.

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

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ESSEX PROPERTY TRUST, INC.



August 13, 1996                  By: /s/ Mark J. Mikl
                                     ----------------------
                                     Mark J. Mikl
                                     Controller

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

                                 EXHIBIT INDEX

  EXHIBIT                                DESCRIPTION
  -------                                -----------

    1.1 Purchase Agreement dated as of August 8, 1996, among Essex Property Trust, Inc., Essex Portfolio, L.P., Merrill Lynch & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Raymond James & Associates, Inc. and Sutro & Co. Incorporated, as representatives of the several underwriters.

    1.2 Pricing Agreement dated as of August 8, 1996, among Essex Property Trust, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Raymond James & Associates, Inc. and Sutro & Co. Incorporated, as representatives of the several underwriters.

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